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                                                                    Exhibit 99.9


                CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, H. Jesse Arnelle, hereby consent to be named as a person about to become a director of USA Waste Services, Inc. in the Registration Statement on Form S-4 (the "Registration Statement") of USA Waste Services, Inc. (which will be renamed "Waste Management, Inc." upon consummation of the merger described in the Registration Statement).

Dated: June 2, 1998                       /s/ H. Jesse Arnelle
                                           -----------------------------------



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                CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Pastora San Juan Cafferty, hereby consent to be named as a person about to become a director of USA Waste Services, Inc. in the Registration Statement on Form S-4 (the "Registration Statement") of USA Waste Services, Inc. (which will be renamed "Waste Management, Inc." upon consummation of the merger described in the Registration Statement).

Dated: June 2, 1998                       /s/ Pastora San Juan Cafferty
                                           -----------------------------------



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                CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Roderick M. Hills, hereby consent to be named as a person about to become a director of USA Waste Services, Inc. in the Registration Statement on Form S-4 (the "Registration Statement") of USA Waste Services, Inc. (which will be renamed "Waste Management, Inc." upon consummation of the merger described in the Registration Statement).

Dated: June 2, 1998                        /s/ Roderick M. Hills
                                           -----------------------------------


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                CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Robert S. Miller, hereby consent to be named as a person about to become a director of USA Waste Services, Inc. in the Registration Statement on Form S-4 (the "Registration Statement") of USA Waste Services, Inc. (which will be renamed "Waste Management, Inc." upon consummation of the merger described in the Registration Statement).

Dated: June 2, 1998                        /s/ Robert S. Miller
                                           -----------------------------------



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                CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Paul M. Montrone, hereby consent to be named as a person about to become a director of USA Waste Services, Inc. in the Registration Statement on Form S-4 (the "Registration Statement") of USA Waste Services, Inc. (which will be renamed "Waste Management, Inc." upon consummation of the merger described in the Registration Statement).

Dated: June 2, 1998                        /s/ Paul M. Montrone
                                           -----------------------------------



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                CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, John C. Pope, hereby consent to be named as a person about to become a director of USA Waste Services, Inc. in the Registration Statement on Form S-4 (the "Registration Statement") of USA Waste Services, Inc. (which will be renamed "Waste Management, Inc." upon consummation of the merger described in the Registration Statement).

Dated: June 2, 1998                        /s/ John C. Pope
                                           -----------------------------------


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                CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Steven G. Rothmeier, hereby consent to be named as a person about to become a director of USA Waste Services, Inc. in the Registration Statement on Form S-4 (the "Registration Statement") of USA Waste Services, Inc. (which will be renamed "Waste Management, Inc." upon consummation of the merger described in the Registration Statement).

Dated: June 2, 1998                        /s/ Steven G. Rothmeier
                                           -----------------------------------



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                CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Ralph V. Whitworth, hereby consent to be named as a person about to become a director of USA Waste Services, Inc. in the Registration Statement on Form S-4 (the "Registration Statement") of USA Waste Services, Inc. (which will be renamed "Waste Management, Inc." upon consummation of the merger described in the Registration Statement).

Dated: June 5, 1998                        /s/ Ralph V. Whitworth
                                           -----------------------------------